SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

      Date of report (Date of earliest event reported): September 18, 1997




                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)




           IOWA                     0-27672                      42-1449849
     (State or other            (Commission File               (IRS Employer
     jurisdiction of                Number)                 Identification No.)
      incorporation)

                               825 CENTRAL AVENUE
                             FORT DODGE, IOWA 50501
                                    --------
          (Address of principal executive offices, including zip code)

                                 (515) 576-7531

              (Registrant's telephone number, including area code)




                                      NONE
          (Former name or former address, if changed since last report)

ITEMS 1 THROUGH 4, 6, 8 & 9.      NOT APPLICABLE

ITEM 5.           OTHER EVENTS.

         On September 18, 1997, North Central Bancshares, Inc., an Iowa corporation ("North Central"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among North Central, First Federal Savings Bank of Fort Dodge ("First Federal"), a federally chartered savings bank and a wholly-owned subsidiary of North Central, and Valley Financial Corp. ("Valley"), an Iowa corporation, which is the holding company for Valley Savings Bank, FSB ("Valley Savings Bank"). The Merger Agreement provides, among other things, that a special purpose acquisition subsidiary, to be formed by First Federal, will merge with Valley and subsequently, Valley Savings Bank will merge with and into First Federal, with First Federal being the surviving corporation and the three branches of Valley Savings Bank continuing to operate as Valley Savings Bank, a division of First Federal (collectively these transactions are herein referred to as the "Merger"). Under the terms of the Merger Agreement, upon consummation of the Merger, each share of Valley's 28,050 outstanding shares of Common Stock will be converted into $525.00 per share. North Central announced the merger in a press release dated September 18, 1997, a copy of which is attached hereto as
Exhibit 99.1.

         The transaction has the unanimous approval of the boards of directors of North Central and Valley. The acquisition is subject to approval by the shareholders of Valley, approval of the appropriate regulatory authorities and the satisfaction of certain other customary conditions. Each member of Valley's Board of Directors, representing in excess of 25% of the voting power of Valley, has individually agreed to vote such person's shares in favor of the transaction. The form of the agreements entered into by Valley's directors is attached hereto as Exhibit 99.2.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

             Not applicable.

     (b)     PRO FORMA FINANCIAL INFORMATION.

             Not applicable.

     (c)     EXHIBITS.  THE FOLLOWING EXHIBITS ARE FILED AS PART OF THIS REPORT:


    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------

        2.1 Agreement and Plan of Merger, dated as of September 18, 1997, by and among North Central Bancshares, Inc., First Federal Savings Bank of Fort Dodge and Valley Financial Corp.

        99.1                Press Release issued on September 18, 1997.

        99.2 Form of agreement between North Central Bancshares, Inc. and the directors of Valley Financial Corp., dated September 18, 1997.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTH CENTRAL BANCSHARES, INC.


                                   By:  /s/ David M. Bradley
                                        ----------------------------------------
                                        David M. Bradley
                                        Chairman of the Board,
                                          President and Chief Executive Officer


Dated: September 24, 1997

                               EXHIBIT INDEX




    EXHIBIT NO.                             DESCRIPTION
    -----------                             -----------

        2.1 Agreement and Plan of Merger, dated as of September 18, 1997, by and among North Central Bancshares, Inc., First Federal Savings Bank of Fort Dodge and Valley Financial Corp.

        99.1                Press Release issued on September 18, 1997.

        99.2 Form of agreement between North Central Bancshares, Inc. and the directors of Valley Financial Corp. dated September 18, 1997.